                                                                  Exhibit 10.24


                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 20, 2000 among WESCO DISTRIBUTION, INC., a Delaware corporation and WESCO DISTRIBUTION-CANADA, INC., an Ontario corporation (collectively, the "Borrowers"), WESCO INTERNATIONAL INC., a Delaware corporation (the "Parent") and certain Subsidiaries of the Parent, as Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), as U.S. Administrative Agent for the Lenders (the "Administrative Agent") and BANK OF AMERICA CANADA, as Canadian Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).


                                 R E C I T A L S

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents entered into that certain Credit Agreement, dated as of June 29, 1999 (as amended by that certain First Amendment to Credit Agreement dated as of October 29, 1999, that certain Second Amendment to Credit Agreement dated as of May 3, 2000, and as otherwise amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers have requested that the Required Lenders agree to certain changes to the Credit Agreement; and

         WHEREAS, the Required Lenders are willing to agree to the changes to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                A G R E E M E N T

         1. Existing Definitions.

                  (a) Clause (a) of the definition of "Adjusted Funded Debt" in
         Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                           (a) Indebtedness related to Permitted Receivables
                  Financing up to an aggregate amount of $375,000,000,

                           (b) The definition of "EBITDA" in Section 1.1 of the
                  Credit Agreement is amended in its entirety to read as follows:

                                    "EBITDA" means, subject to Section 1.3(b),
                           for any period with respect to the Credit Parties and their Subsidiaries on a consolidated basis, the sum of (a) Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains (including any gain from the sale of property) or non-cash losses) plus (b) an amount which, in the determination of Net Income for such period, has been deducted for (i) Interest Expense for such period,
                           (ii) total Federal, state, foreign or other income or franchise taxes for such period and (iii) all depreciation and amortization for such period, including the amortization of debt discounts and deferred financing charges, plus (c) non-recurring cash charges reported by the Credit Parties and their Subsidiaries in the quarterly financial statements for the period ending December 31, 2000, in an amount not to exceed $7,000,000 in the aggregate, all as determined in accordance with GAAP.

                           (c) The definition of "Working Capital" in Section
                  1.1 of the Credit Agreement is amended in its entirety to read as follows:

                                    "Working Capital" means, at any time, with
                           respect to the Credit Parties and their Subsidiaries on a consolidated basis, the sum of (a) 55% of inventory plus (b) 60% of Receivables, in each case as determined in accordance with GAAP.

                           (d) The definition of "Total Senior Debt" in Section
                  1.1 of the Credit Agreement is deleted.

         2. New Definitions. The following definitions are added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                  "Adjusted Leverage Ratio" means, as of the last day of each fiscal quarter, the ratio of (a) Adjusted Total Debt on such date to
         (b) EBITDA for the twelve month period ending on such date.

                  "Adjusted Total Debt" means Funded Debt (as defined in the definition of Adjusted Funded Debt) minus the sum of (a) Indebtedness constituting seller financing incurred in connection with Permitted Acquisitions not to exceed $30,000,000, in the aggregate, at any one time outstanding and (b) Support Obligations relating to loans for a stock purchase program for senior management of the Credit Parties not to exceed $9,000,000, in the aggregate.

                  "Adjusted Total Senior Debt" means Adjusted Total Debt minus the sum of (a) Indebtedness related to the Permitted Receivables Financing and (b) the principal amount outstanding of Subordinated Debt.

         3. Financial Covenants.

                  (a) Section 8.2(a) of the Credit Agreement is amended in its entirety to read as follows:

                           (a) Adjusted Leverage Ratio. The Adjusted Leverage
                  Ratio, as of the last day of each fiscal quarter of the Credit Parties, for the twelve month period ending on such date, shall be less than or equal to the ratio shown below for the period corresponding thereto:

                                 Period                           Ratio
                                 ------                           -----
                         From December 31, 2000                5.75 to 1.0
                       through September 30, 2001

                          From October 1, 2001                 5.25 to 1.0
                       through September 30, 2002

                          From October 1, 2002                 5.00 to 1.0
                       through September 30, 2003

                          From October 1, 2003                 4.75 to 1.0
                             and thereafter

                  (b) Section 8.2(b) of the Credit Agreement is amended in its entirety to read as follows:

                           (b) Interest Coverage Ratio. The Interest Coverage
                  Ratio, as of the last day of each fiscal quarter of the Credit Parties, for the twelve month period ending on such date, shall be greater than or equal to the ratio shown below for the period corresponding thereto:

                                 Period                           Ratio
                                 ------                           -----
                         From December 31, 2000                2.25 to 1.0
                       through September 30, 2001

                          From October 1, 2001                 2.35 to 1.0
                       through September 30, 2002

                          From October 1, 2002                 2.50 to 1.0
                             and thereafter

                  (c) Section 8.2(c) of the Credit Agreement is amended in its entirety to read as follows:

                           (c) Working Capital Ratio. The ratio of (i) Working
                  Capital to (ii) Adjusted Total Senior Debt shall, at all times, be greater than or equal to 1.50 to 1.0.

         4. Indebtedness. Section 9.1(o) of the Credit Agreement is amended in its entirety to read as follows:

                  (o) Indebtedness arising from a Permitted Receivables Financing incurred by the U.S. Credit Parties and/or their Subsidiaries domiciled in the United States (including a Receivables Subsidiary) not to exceed $375,000,000 at any one time outstanding; provided, that the Borrower may, upon at least three Business Days' advance written notice, increase this amount (in minimum amounts of $10 million and increments of $5 million in excess thereof) up to a maximum amount of $475,000,000 as long as simultaneously with such notice the Borrower provides notice under Section 2.1(d) that it is permanently reducing the U.S. Revolving Committed Amount by an identical dollar amount.

         5. Restricted Payments. Clause (b)(iv) of Section 9.8 of the Credit Agreement is amended in its entirety to read as follows:

                  (iv) as long as (A) no Default or Event of Default has occurred and is continuing (or would be caused thereby), (B) no violation of Regulation U would be caused thereby and (C) the Adjusted Leverage Ratio (at the time of such repurchase or on a pro forma basis after giving effect to such repurchase) is less than or equal to 5.0 to 1.0, the Parent may repurchase shares of its own common stock in an amount not to exceed, in the aggregate, during the term of this Credit Agreement, $35,000,000.

         6. Exhibits. Exhibits 8.1(c) and 12.3(b) to the Credit Agreement are replaced in their entirety With the exhibits attached hereto.

         7. Conditions Precedent. This Amendment shall not be effective until the following conditions have been satisfied or waived by the Lenders:

                  (a) Receipt by the Agents of copies of this Amendment duly executed by the Borrower and the Required Lenders.

                  (b) Receipt by the Agents of a certificate of the corporate secretary of the Borrower certifying as to resolutions of the Board of Directors of the Borrower approving and adopting this Amendment and the transactions contemplated herein and authorizing the execution, delivery and performance hereof.

                  (c) Receipt by the Agents of an opinion or opinions from counsel to the Borrower relating to this Amendment and the transactions contemplated herein, in form and substance satisfactory to the Agents, addressed to the Agents on behalf of the Lenders and dated as of the date hereof.

                  (d) The payment by the Borrower of (i) an amendment fee in an amount equal to .10% of the aggregate amount of the Commitments of those Lenders who execute and deliver this Amendment on or before the date hereof, to be shared pro rata among such Lenders in accordance with their respective Total Facility Commitment Percentages, (ii) all fees owing to the Agents in accordance with that certain Fee Letter between the Borrower and the Agents of even date herewith, and (iii) the reasonable out-of-pocket expenses of the Agents in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein, including, without limitation, reasonable legal fees and expenses.

         8. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Credit Parties hereby reaffirm the Liens granted in favor of the Lenders pursuant to the Collateral Documents.

         9. Authority/Enforceability. Each of the Credit Parties, the Agents and the Lenders party hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         10. No Default. Each Credit Party represents and warrants to the Lenders that (a) the representations and warranties of the Credit Parties set forth in Section 7 of the Credit Agreement are true and correct as of the date hereof, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents or to the extent it has any they are hereby released in consideration of the Required Lenders entering into this Amendment.

         11. No Conflicts. Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by the Credit Parties will
(a) violate, contravene or conflict with any provision of its respective articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or permit applicable to any Credit Party, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any material indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which a Credit Party is a party or by which it or its properties may be bound or (d) result in or require the creation of any Lien upon or with respect to a Credit Party's properties.

         12. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



                  [remainder of page intentionally left blank]

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement


         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

U.S. BORROWER:                      WESCO DISTRIBUTION, INC.,
- -------------                       a Delaware corporation

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

CANADIAN BORROWER:                  WESCO DISTRIBUTION-CANADA, INC.,
- -----------------                   an Ontario corporation

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________


GUARANTORS:                         WESCO INTERNATIONAL, INC.,
- ----------                          a Delaware corporation

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________


                                    CDW REALCO, INC.,
                                    a Delaware corporation

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________


                                    WESCO EQUITY CORPORATION,
                                    a Delaware corporation

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________


                                    WESCO FINANCE CORP.,
                                    a Delaware corporation

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    WESCO - AZERBAIJAN, INC.,
                                    a Delaware corporation

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



ACKNOWLEDGED BY:                    BANK OF AMERICA, N.A., formerly Bank
- ---------------                     of America National Trust and
                                    Savings Association, in its capacity as
                                    the U.S. Administrative Agent


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________



                                    BANK OF AMERICA CANADA, in its capacity
                                    as Canadian Administrative Agent


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



LENDERS:                            BANK OF AMERICA, N.A., formerly Bank
- -------                             of America National Trust and
                                    Savings Association, individually in its capacity as a U.S. Lender, the U.S. Issuing
                                    Lender and the U.S. Swingline Lender


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________



                                    BANK OF AMERICA CANADA,
                                    in its capacity as a Canadian Lender,
                                    the Canadian Administrative Agent,
                                    the Canadian Issuing Lender and the
                                    Canadian Swingline Lender


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    ABN AMRO BANK N.V.


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    FLEET NATIONAL BANK


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    BANK OF HAWAII


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    THE BANK OF NEW YORK


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    THE BANK OF NOVA SCOTIA


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    BANK ONE, MICHIGAN


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    THE CHASE MANHATTAN BANK


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    THE CHASE MANHATTAN BANK OF CANADA


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    COMERICA BANK


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    THE FUJI BANK, LIMITED


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    SYNDICATED LOAN FUNDING TRUST
                                    BY: LEHMAN COMMERCIAL PAPER INC. NOT IN
                                    ITS INDIVIDUAL CAPACITY BUT SOLELY AS
                                    ASSET MANAGER


                                    By: ______________________________
                                    Name: Michele Swanson
                                    Title: Authorized Signatory

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    MELLON BANK, N.A.


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    MERITA BANK PLC


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    NATIONAL BANK OF CANADA


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    THE TORONTO-DOMINION BANK


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                              Signature pages to Third Amendment
                                                       to WESCO Credit Agreement



                                    TORONTO DOMINION (TEXAS), INC.


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                                                  Exhibit 8.1(c)
                                                             to Credit Agreement


                                     FORM OF
                              OFFICER'S CERTIFICATE


TO:       BANK OF AMERICA, N.A., as U.S. Administrative Agent
          Agency Management #10831
          1455 Market Street, 12th Floor
          San Francisco, CA 94103
          Attention: Gary Flieger

          BANK OF AMERICA CANADA, as Canadian Administrative Agent 5681 Simcoe Plaza, 27th Floor
          200 Front Street W
          Toronto, Ontario
          Canada M5V3L2
          Attn:  Medina Sales de Andrade

RE: Credit Agreement dated as of June 29, 1999 among WESCO Distribution, Inc., a Delaware corporation (the "U.S. Borrower"), WESCO Distribution-Canada, Inc., an Ontario corporation (the "Canadian Borrower"), WESCO International, Inc., a Delaware corporation (the "Parent") and certain Subsidiaries of the Parent, as Guarantors, the Lenders (as defined therein), Bank of America, N.A. (formerly Bank of America National Trust and Savings Association), as U.S. Administrative Agent and U.S. Swingline Lender, Bank of America Canada, as Canadian Administrative Agent and Canadian Swingline Lender, and the Issuing Lenders (as defined therein) (as the same may be amended, modified, extended or restated from time to time, the "Credit Agreement")

DATE:     _____________, ____

________________________________________________________________________________


        Pursuant to the terms of the Credit Agreement, I, ___________________, Chief Financial Officer of WESCO DISTRIBUTION, INC., hereby certify on behalf of the Credit Parties that, as of the quarter/year ending ____________, _______, the statements below are accurate and complete in all material respects (all capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Credit Agreement):

                  a. Attached hereto as Schedule 1 are calculations (calculated as of the date of the financial statements referred to in paragraph c. below) demonstrating compliance by the Credit Parties with the financial covenants contained in Section 8.2 of the Credit Agreement.

                  b. No Default or Event of Default exists under the Credit Agreement, except as indicated on a separate page attached hereto, together with an explanation of the action taken or proposed to be taken by the Borrowers with respect thereto.

                  c. The quarterly/annual financial statements for the fiscal quarter/year ended __________ which accompany this certificate fairly present in all material respects the financial condition of the Parent and its Subsidiaries and have been prepared in accordance with GAAP (and, in the case of any quarterly financial statements, subject to changes resulting from audit and normal year-end audit adjustments).


                                    WESCO DISTRIBUTION, INC.
                                    a Delaware corporation

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                       SCHEDULE 1 TO OFFICER'S CERTIFICATE

I.  A.  Compliance with Section 8.2(a):
        Adjusted Leverage Ratio

        1.  Adjusted Total Debt                                  $_____________

        2.  EBITDA (see Exhibit A attached hereto)               $_____________

        3.  Adjusted Leverage Ratio (Line 1 / Line 2)
                                                                  ______:______
        Maximum Allowed: Line A.3 shall be less than or equal to:

        From December 31, 2000 through September 30, 2001            5.75 to 1.0
        From October 1, 2001 through September 30, 2002              5.25 to 1.0
        From October 1, 2002 through September 30, 2003              5.00 to 1.0
        From October 1, 2003 and thereafter                          4.75 to 1.0

    B.  Compliance with Section 8.2(b):
        Interest Coverage Ratio

        1.  EBITDA (see Exhibit A attached hereto)               $______________

        2.  Interest Expense                                     $______________

        3.  Interest Coverage Ratio (Line 1/ Line 2)              ______:_______

        Maximum Allowed: Line B.3 shall be greater than or equal to:

        From December 31, 2000 through September 30, 2001            2.25 to 1.0
        From October 1, 2001 through September 30, 2002              2.35 to 1.0
        From October 1, 2002 and thereafter                          2.50 to 1.0

    C.  Compliance with Section 8.2(c):
        Working Capital Ratio

        1.  Working Capital                                      $______________

        2.  Adjusted Total Senior Debt                           $______________

        3.  Working Capital Ratio (Line 1 / Line 2)               ______:_______

        Minimum Required: Line C.3 shall be greater than or equal to 1.50 to 1.0

                                                                       Exhibit A
                                                                   to Schedule 1
                                                               to Exhibit 8.1(c)

                  Calculation Schedule to Officer's Certificate
                            As of __________________


                                    Twelve
1.  EBITDA:                         Months      Quarter     Quarter     Quarter     Quarter
   ------                           Ended       Ended       Ended       Ended       Ended
                                    -------     -------     -------     -------     -------

Net Income                          _______     _______     _______     _______     _______

- - Extraordinary Gains/
  Losses                            _______     _______     _______     _______     _______

+ Interest Expense                  _______     _______     _______     _______     _______

+ Taxes                             _______     _______     _______     _______     _______

+ Depreciation                      _______     _______     _______     _______     _______

+ Amortization                      _______     _______     _______     _______     _______

+ Non-recurring cash charges
  incurred between 10/1/00 and
  12/31/00 in an amount not to
  exceed $7,000,000                 _______     _______     _______     _______     _______

= EBITDA                            _______     _______     _______     _______     _______


                                                                 Exhibit 12.3(b)
                                                             to Credit Agreement

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement (the "Assignment") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and swingline loans) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.  Assignor:                          ___________________________

2.  Assignee:                          ___________________________ [and is an
                                       Affiliate/Approved Fund](1)

3.  Borrower(s):                       Wesco Distribution, Inc.,
                                          as U.S. Borrower
                                       Wesco Distribution-Canada, Inc.,
                                          as Canadian Borrower

4.  Administrative Agents:             Bank of America, N.A.,
                                          as U.S. Administrative Agent
                                          under the Credit Agreement
                                       Bank of America Canada,
                                          as Canadian Administrative
                                          Agent under the Credit Agreement

- ----------------
1 Select as applicable.

5.  Credit Agreement:                  The Credit Agreement dated as of June 29,
                                       1999 among Wesco Distribution, Inc.,
                                       as U.S. Borrower,
                                       Wesco Distribution-Canada, Inc., as
                                       Canadian Borrower, the Guarantors parties thereto, the Lenders parties thereto,
                                       Bank of America, N.A., as
                                       U.S. Administrative Agent and
                                       Bank of America Canada, as Canadian
                                       Administrative Agent

6.  Assigned Interest:

- ----------------------------------------------------------------------------------------------------------------------
                                            Aggregate
                                            Amount of                  Amount of                  Percentage
                                        Commitment/Loans            Commitment/Loans              Assigned of
       Facility Assigned                 for all Lenders                Assigned               Commitment/Loans(2)
- -----------------------------------------------------------------------------------------------------------------------

        ______________3                   $___________                $___________               ___________%
- ----------------------------------------------------------------------------------------------------------------------

         ______________                   $___________                $___________               ___________%
- -----------------------------------------------------------------------------------------------------------------------

         ______________                   $___________                $___________               ___________%
- -----------------------------------------------------------------------------------------------------------------------


Effective Date: ___________ ___, 20__ [TO BE INSERTED BY ADMINISTRATIVE
AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

        The terms set forth in this Assignment are hereby agreed to:

                                          ASSIGNOR

                                          [NAME OF ASSIGNOR]

                                          By:___________________________________
                                             Title:

                                          ASSIGNEE

                                          [NAME OF ASSIGNEE]

                                          By:___________________________________
                                             Title:



- --------------
2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
3 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. "U.S. Revolving Loan Commitment", "Canadian Revolving Loan Commitment", etc.)

[Consented to and](4) Accepted:

BANK OF AMERICA, N.A., as U.S. Administrative Agent, a U.S. Issuing Lender and as U.S. Swingline Lender

By:____________________________
Title:


BANK OF AMERICA CANADA, as Canadian Administrative Agent,
         Canadian Issuing Lender and Canadian Swingline Lender

By:____________________________
Title:


THE CHASE MANHATTAN BANK, as a U.S. Issuing Lender

By:____________________________
Title:


[Consented to:](5)

WESCO DISTRIBUTION, INC.

By:____________________________
Title:


WESCO DISTRIBUTION-CANADA, INC.

By:____________________________
Title:


- --------------
4 To be added only if the consent of the U.S. Administrative Agent, U.S. Issuing
  Lender and U.S. Swingline Lender or the Canadian Administrative Agent, Canadian Issuing Lender or Canadian Swingline Lender is required by the terms of the Credit Agreement.
5 To be added only if the consent of the Borrowers is required by the terms of the Credit Agreement.

                                                                         ANNEX 1

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT

AND ASSUMPTION AGREEMENT


        1. Representations and Warranties.

        1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the "Credit Documents"), or any collateral thereunder,
(iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or
(iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

        1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a foreign Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

        2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

        3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the law of the State of New York.